SHARE OPTION PLAN	6 Months Ended
Jun. 30, 2024
Share-Based Payment Arrangement [Abstract]
SHARE OPTION PLAN	SHARE OPTION PLAN
During the six months ended June 30, 2024, 510,000 share options were exercised. The Company issued a total of 242,146 new shares in full satisfaction of the options exercised which had a total intrinsic value of $3.0 million on the day of exercise. The weighted average exercise price of the options exercised was $7.35 per share.

In February 2024, the Company awarded a total of 440,000 options to officers, employees and directors, pursuant to the Company’s share option plan. The options have a five-year term and a three-year vesting period and the first options will be exercisable from February 2025 onwards. The initial strike price was $12.02 per share.